                                                                   EXHIBIT 10.37


                            SUBORDINATION AGREEMENT

          THIS SUBORDINATION AGREEMENT (this "Agreement"), ") is entered into as
                                              ---------
of March 13, 2001 between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and MRT Technology, LLC a California Limited Liability Company
  --------
doing business as Ritek Global Media ("Junior Lender"), with reference to the
                                       -------------
following recitals of fact:

          WHEREAS, Image Entertainment, Inc., a California corporation ("Debtor") and Foothill have entered into that certain Loan and Security
  ------
Agreement dated as of December 28, 1998 (as amended, restated, modified or supplemented from time to time, the "Loan Agreement"), pursuant to which
                                     --------------
Foothill has agreed to make certain loans to Debtor;

          WHEREAS, Debtor and Junior Lender have entered into that certain Optical Disc Replication Agreement dated as of March 13, 2001 (the "Optical Disc
                                                                    ------------
Replication Agreement"), a copy of which is attached hereto as Exhibit A;
---------------------                                          ---------

          WHEREAS, Junior Lender has made or hereafter may make loans and other advances to Debtor pursuant to the Optical Disc Replication Agreement; and

          WHEREAS, Junior Lender has agreed to the subordination of such indebtedness to it, upon the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1  DEFINITIONS; INTERPRETATION.

          (a)  Terms Defined in Loan Agreement.  All capitalized terms used in
               -------------------------------
this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

          (b)  Certain Defined Terms. As used in this Agreement, the following
               ---------------------
terms shall have the following meanings:

          "Dollars" means and refers to United States of America dollars or such
           -------
coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

          "Insolvency Event" has the meaning set forth in Section 3.
           ----------------                               ---------

          "Optical Disc Replication Agreement" has the meaning set forth in the
           ----------------------------------
Recitals to this Agreement.

          "Senior Debt" shall mean all indebtedness and liabilities (including
           -----------
all principal, interest (including interest accruing after the commencement of a Proceeding whether or not such interest is allowed as a claim therein), default interest, fees, charges, and collection expenses) now or hereafter owed by Debtor under the Loan Agreement or any other Loan Document.

          "Subordinated Debt" means all indebtedness, liabilities and other
           -----------------
monetary obligations of Debtor owing to Junior Lender under or pursuant to the Subordinated Debt Documents, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all principal under the Subordinated Debt Documents, all interest accrued thereon, all fees, and all other amounts payable by Debtor to Junior Lender thereunder. "Subordinated Debt" shall not include any indebtedness owed by Debtor to Junior Lender as a result of the "Ritek Services" as defined in Paragraph 1(d) of the Optical Disc Replication Agreement.

          "Subordinated Debt Documents" means Paragraph 5 of the Optical Disc
           ---------------------------
Replication Agreement, entitled "Title Development Fund; Loan from Ritek to Image," and any instruments, documents or agreements related thereto. The term "Subordinated Debt Documents" does not include any other provisions of the Optical Disc Replication Agreement.

          "Subordinated Debt Payment" means any payment or distribution by or on
           -------------------------
behalf of Debtor, directly or indirectly, of assets of Debtor of any kind or character, whether in cash, property or securities, including on account of the purchase, redemption or other acquisition of Subordinated Debt, as a result of any collection, sale or other disposition of collateral, or by setoff (including, but not limited to, any setoff by Junior Lender against Subordinated Debt of any indebtedness, liabilities, or other monetary obligation owing to Debtor by Junior Lender under any provision of the Optical Disc Replication Agreement), exchange or in any other manner, for or on account of the Subordinated Debt.

          "Subordinated Lender Remedies" means any action which results in (i)
           ----------------------------
the sale, foreclosure, realization on or liquidation of any of Debtor's assets or properties in respect of the Subordinated Debt, (ii) the execution on any judgment obtained against Debtor in respect of the Subordinated Debt, (iii) the acceleration of the Subordinated Debt, (iv) the filing of any petition or lien under any bankruptcy, insolvency or creditors' rights laws with respect to Debtor, or (v) the institution or exercise against Debtor of any suit, legal action, arbitration or other enforcement remedy in respect of the Subordinated Debt.

          (c)  Interpretation. Unless the context of this Agreement clearly
               --------------
requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2  SUBORDINATION TO PAYMENT OF SENIOR DEBT.

           All payments on account of the Subordinated Debt shall be subject, subordinate and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of the Senior Debt.

SECTION 3  SUBORDINATION UPON ANY DISTRIBUTION OF ASSETS OF DEBTOR.

           In the event of any payment or distribution of assets or properties of Debtor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to Debtor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of Debtor, or otherwise (such events, collectively, the "Insolvency Events"): (i) all amounts owing on account of
                   -----------------
the Senior Debt shall first be paid, in full, in cash, or payment provided for in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), before any Subordinated Debt Payment is made; and
(ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which Junior Lender would be entitled except for the provisions hereof, shall, in the event of any such Insolvency Event, be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Foothill for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Foothill in respect of such Senior Debt.

SECTION 4  PAYMENTS ON SUBORDINATED DEBT.

           (a)  Permitted Payments. Until all of the Senior Debt shall have been
                ------------------
first paid, in full, in cash, or payment provided for in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), Debtor shall not make and Junior Lender shall not accept any Subordinated Debt Payment, except for repayments from time to time of the principal amount of the Subordinated Debt in an amount not to exceed $1.00 for each DVD and $0.50 for each CD ordered by Debtor from Junior Lender pursuant to and in accordance with the provisions of Section 5(d) of the Optical Disc Replication Agreement, such payments subject to the "Maximum Quarterly Payment" as set forth in Section 5(d) ("Permitted Principal Payment"), provided that at
                               ---------------------------    --------
the time of any such Permitted Principal Payment (a) no "Event of Default" has occurred and is continuing under the Loan Agreement, (b) no Event of Default would result from the making of any such Permitted Principal Payment and (c) after giving effect to any such Permitted Principal Payment, Debtor shall have Excess Availability of no less than Three Million Dollars ($3,000,000).

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          (b)  Prohibition on Payments. Notwithstanding the provisions of
               -----------------------
subsection 4(a) above, upon the happening of any Event of Default under and
---------------
defined in the Loan Agreement, and upon receipt by Junior Lender of written notice thereof (the "Default Notice") from Foothill, no Subordinated Debt
                     --------------
Payment shall be made or agreed to be made by Debtor or accepted by Junior Lender on account of the principal of, premium or interest on, or any other amounts in respect of the Subordinated Debt, and Debtor shall not segregate or hold in trust money for any such payment or distribution, unless and until Junior Lender has received a written notice from Foothill that the default referred to in such Default Notice has been cured or waived by Foothill, and thereafter Junior Lender shall be entitled to the payment or suspended payments of the Subordinated Debt from Debtor, to the extent permitted as an Allowed Payment under subsection 4(a) hereof, and provided that no Event of Default will
              ---------------
result from the making of any such payments by Debtor.

          (c)  Forbearance of Legal Remedies. For a period of 180 days after
               -----------------------------
delivery of a Default Notice, as provided in subsection 4(b) above, Junior
                                             ---------------
Lender shall not exercise any Subordinated Lender Remedies or other remedies it may have for a default under the Subordinated Debt Documents, except as permitted below. Whether or not a Default Notice is then in effect, Junior Lender may exercise one or more or all of the following rights or remedies (in each case, subject at all times to the payment subordination and lien subordination provisions as set forth in this Agreement), but only the following rights and remedies, after prior written notice to Foothill and upon the occurrence of any of the following conditions, including any such occurrence during the effective period of any Default Notice: (i) an Insolvency Event shall occur, or (ii) Foothill commences legal proceedings against the Debtor: (x) accelerate payment of the Subordinated Debt; (y) commence legal proceedings against Debtor and, if requested by Foothill, become a co-plaintiff in any legal proceedings commenced by Foothill, provided, that in no event shall Junior Lender be permitted to execute on any judgment obtained against Debtor until the Senior Debt shall have been paid in full, in cash, or payment provided for in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) unless the proceeds of such execution or judgment are paid to Foothill for application against the Senior Debt, and further provided that Junior Lender shall not be permitted to execute on any judgment obtained against Debtor if the only predicate act above is the acceleration of payment of the Senior Debt; and (z) file a proof of claim or otherwise participate in any Insolvency Event.

          Junior Lender agrees to provide Foothill with not less than fifteen
(15) Business Days prior written notice of its intent to exercise any legal remedy other than as set forth in clause (b) above, which notice may be given during the period of time that a Default Notice is in effect.

SECTION 5  SUBORDINATION OF REMEDIES.

          Except as provided in Section 4 above, so long as any Senior Debt
                                ---------
shall remain outstanding and unpaid, Junior Lender shall not, without the prior written consent of Foothill:

          (i) accelerate, make demand, or otherwise make due and payable prior to the original stated maturity thereof any Subordinated Debt or bring suit or institute any other actions

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

or proceedings to enforce its rights or interests in respect of the obligations of Debtor owing to Junior Lender;

          (ii) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

          (iii) exercise any rights to setoffs and counterclaims in respect of any indebtedness, liabilities or obligations of Junior Lender to Debtor against any of the Subordinated Debt; or

          (iv) commence, or cause to be commenced, or join with any creditor other than Foothill in commencing, any bankruptcy, insolvency or receivership proceeding against Debtor.

SECTION 6  PAYMENT OVER TO FOOTHILL.

          Notwithstanding the provisions of Sections 3, 4, and 5, in the event
                                            --------------------
that any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by Junior Lender before all Senior Debt is paid, in full,
--------------------
in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill), such Subordinated Debt Payments shall be held in trust for the benefit of Foothill and shall be paid over or delivered to Foothill for application to the payment, in full, in cash (or other consideration acceptable to Foothill in its sole discretion and agreed to by Foothill) of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent
               --------------------
payments or distributions to Foothill in respect of the Senior Debt.

SECTION 7  AUTHORIZATION TO FOOTHILL.

          Notwithstanding the provisions of subsection 4(a) above, if, while any
                                            ---------------
Subordinated Debt is outstanding, any Insolvency Event shall occur relating to Debtor or its property: (i) Foothill is hereby irrevocably authorized and empowered (in the name of Junior Lender or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt with the exception that Junior Creditor may vote the Subordinated Debt for or against the approval of a plan of reorganization of the Debtor in the event that Foothill's claim against the Debtor is unimpaired under such plan of reorganization) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Foothill; and (ii) Junior Lender shall promptly take such action as Foothill reasonably may request
(A) to collect the Subordinated Debt for the account of Foothill and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Foothill such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments to the extent permitted by applicable law.

SECTION 8 CERTAIN AGREEMENTS OF JUNIOR LENDER.

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

          (a)  No Benefits.  Junior Lender understands that there may be various
               -----------
agreements among Foothill and Debtor evidencing and governing the Senior Debt, and Junior Lender acknowledges and agrees that such agreements are not intended to confer any benefits on Junior Lender and that Foothill shall have no obligation to Junior Lender or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

          (b)  No Interference.  Junior Lender acknowledges that Debtor has
               ---------------
granted Foothill a security interest in all of Debtor's assets, and agrees that, so long as Junior Lender holds Subordinated Debt, Junior Lender will not interfere with or in any manner oppose a disposition of any Collateral by Foothill that is affected in accordance with the terms of the agreements governing such grants and applicable law.

          (c)  Reliance by Foothill.  Junior Lender acknowledges and agrees
               --------------------
that Foothill will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or making the Advances thereunder.

          (d)  Waivers. With the exception of the notice requirements of
               -------
subsection 4(b) above, Junior Lender waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

          (e)  Obligations of Junior Lender Not Affected.  Junior Lender agrees
               -----------------------------------------
that at any time and from time to time, without notice to or the consent of Junior Lender, without incurring responsibility to Junior Lender, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Foothill hereunder: (i) the time for Debtor's performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Foothill; (ii) the agreements of Debtor with respect to the Loan Documents may from time to time be modified by Debtor and Foothill for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of Debtor or Foothill thereunder; (iii) the manner, place or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by Debtor and Foothill; (v) any Collateral may be sold, exchanged, released or substituted in accordance with the Loan Documents and any Lien in favor of Foothill may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against Debtor, any other Person, or with respect to any Collateral may be exercised (or Foothill may waive or refrain from exercising such rights) in accordance with the Loan Documents.

          (f)  Rights of Foothill Not to Be Impaired.  No right of Foothill to
               -------------------------------------
enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by Debtor hereunder or under or in connection with the other Loan Documents or by any noncompliance by Debtor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Foothill may have or otherwise be charged with.

          (g)  Financial Condition of Debtor.  With the exception of the notice
               -----------------------------
requirements of subsection 4(b) above, Junior Lender shall not have any right to require Foothill to obtain or disclose any information with respect to: (i) the financial condition or character of Debtor or the ability of Debtor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Foothill or any other Person; or (vi) any other matter, except as otherwise expressly required by any provision of any Loan Document or law (except to the extent that any otherwise applicable requirement of law has been waived by Junior Lender pursuant to a legally enforceable waiver).

          (h)  Acquisition of Liens or Guaranties.  Unless otherwise expressly
               ----------------------------------
permitted under the Loan Documents, Junior Lender shall not, without the prior written consent of Foothill, acquire any right or interest, including any lien or security interest, in or to any property of the Debtor or any subsidiary of the Debtor or accept any guaranties for the Subordinated Debt.

SECTION 9  SUBROGATION.

          (a)  Subrogation.  Until the payment and performance in full of all
               -----------
Senior Debt, Junior Lender shall not have, and shall not directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Foothill hereunder or otherwise.

          (b)  Payments Over to Junior Lender. If any payment or distribution to
               ------------------------------
which Junior Lender would otherwise have been entitled but for the provisions of
Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section
------------------                                                       -------
3, 4, or 5 to the payment of all amounts payable under the Senior Debt, Junior
----------
Lender shall be entitled to receive from Foothill any payments or distributions received by Foothill in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Foothill, Foothill shall promptly remit such excess to Junior Lender and until so remitted shall hold such excess payment for the benefit of Junior Lender.

SECTION 10 CONTINUING AGREEMENT; REINSTATEMENT.

          (a)  Continuing Agreement.  This Agreement is a continuing agreement
               --------------------
of subordination and shall continue in effect and be binding upon Junior Lender until payment and performance in full of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with Debtor.

          (b)  Reinstatement.  This Agreement shall continue to be effective or
               -------------
shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of Debtor shall be rescinded or must otherwise be restored by Foothill, whether as a result of an Insolvency Event or otherwise.

SECTION 11 TRANSFER OF SUBORDINATED DEBT.

          Junior Lender may not assign or transfer its rights and obligations in respect of the Subordinated Debt or any interest in the Subordinated Debt unless any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Foothill.

SECTION 12 OBLIGATIONS OF DEBTOR NOT AFFECTED.

          The provisions of this Agreement are intended solely for the purpose of defining the relative rights against Debtor of Junior Lender, on the one hand, and Foothill, on the other hand. Nothing contained in this Agreement shall
(i) impair, as between Debtor and Junior Lender, the obligation of Debtor to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, which obligations shall remain absolute and unconditional, or (ii) otherwise affect the relative rights against Debtor of Junior Lender, on the one hand, and the creditors of Debtor (other than Foothill), on the other hand.

SECTION 13 FURTHER ASSURANCES AND ADDITIONAL ACTS.

          (a)  Endorsement of Subordinated Debt Documents.  At the request of
               ------------------------------------------
Foothill, all documents and instruments evidencing any of the Subordinated Debt shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and Junior Lender shall promptly deliver to Foothill evidence of the same.

          (b)  Further Assurances and Additional Acts.  Each of Junior Lender
               --------------------------------------
and Debtor shall execute, acknowledge, deliver, file, notarize and register at its own reasonable expense all such further agreements, instruments, certificates, financing statements, documents and assurances, and perform such acts as Foothill reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Foothill with evidence of the foregoing reasonably satisfactory in form and substance to Foothill.

SECTION 14  NOTICES.

          All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered at or to the address or facsimile number of the respective party or parties set forth below:

            If to Foothill:              FOOTHILL CAPITAL CORPORATION
                                         2450 Colorado Avenue
                                         Suite 3000 West
                                         Santa Monica, California 90404
                                         Attn: Business Finance Division Manager
                                         Telecopier: 310.453.7413

            With a copy to:              BROBECK, PHLEGER & HARRISON LLP
                                         550 S. Hope Street, Suite 2100
                                         Los Angeles, CA 90071
                                         Attn: John Francis Hilson, Esq.
                                         Telecopier: 213.239.1324

            If to Junior Lender:         MRT TECHNOLOGY, LLC
                                         18560 San Jose Avenue
                                         City of Industry, CA 91748
                                         Attention: Joe Fernando
                                         Telecopier: 626.810.6001

            With a copy to:              IMAGE ENTERTAINMENT, INC.
                                         9333 Oso Avenue
                                         Chatsworth, CA 91311
                                         Attention: Jeff Framer
                                         Telecopier: 818.407.9331

          The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other parties. All notices and communications sent in accordance with this section shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five (5) Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and
(iii) if sent by facsimile transmission, when sent.

SECTION 15 NO WAIVER; CUMULATIVE REMEDIES.

          No failure on the part of either party herein to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the parties herein.

SECTION 16 COSTS AND EXPENSES.

          Debtor agrees to pay to Foothill on demand the reasonable out-of-pocket costs and expenses of Foothill, and the reasonable fees and disbursements of counsel to Foothill, in connection with the negotiation, preparation, execution, delivery, and enforcement of this Agreement, and any amendments, modifications, or waivers of the terms thereof.

SECTION 17 SURVIVAL.

          All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of Debtor under Section 16 shall
                                                             ----------
survive the satisfaction of the Senior Debt.

SECTION 18 BENEFITS OF AGREEMENT.

          This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19 BINDING EFFECT.

          This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Junior Lender, and Foothill and their respective successors and assigns.

SECTION 20 CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20. EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION

WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 21 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

          (a)  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement of Debtor, Foothill, and Junior Lender with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.

          (b)  Amendments and Waivers.  No amendment to any provision of this
               ----------------------
Agreement shall in any event be effective unless the same shall be in writing and signed by Debtor, Junior Lender, and Foothill; and no waiver of any provision of this Agreement, or consent to any departure by Debtor or Junior Lender therefrom, shall in any event be effective unless the same shall be in writing and signed by Foothill. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 22 CONFLICTS.

          In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

SECTION 23 SEVERABILITY.

          Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 24 INTERPRETATION.

          This Agreement is the result of negotiations between, and has been reviewed by counsel to, Foothill, Junior Lender, and Debtor and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Foothill merely because of Foothill's involvement in the preparation hereof.

SECTION 25 COUNTERPARTS.

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          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 26 TERMINATION OF AGREEMENT.

          Upon payment and performance in full of the Senior Debt, this Agreement shall terminate and Foothill shall promptly execute and deliver to Debtor and Junior Lender such documents and instruments as shall be necessary to evidence such termination; provided, however, that the obligations of Debtor and Junior Lender under Section 16 shall survive such termination.
                    ----------

SECTION 27 ATTORNEYS FEES.

          If there is any claim or controversy litigated in any lawsuit between the parties hereto in connection with this Agreement, the prevailing party in the lawsuit shall be entitled to recover from the other parties the reasonable costs and attorneys' fees.

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

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



                                  FOOTHILL CAPITAL CORPORATION,
                                  a California Corporation

                                  By: _____________________________
                                  Name: Andy Hall
                                  Title: Senior Vice President

                                  MRT TECHNOLOGY, LLC,
                                  a California Limited Liability Company

                                  By: _____________________________
                                  Name:
                                  Title:

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

                             DEBTOR ACKNOWLEDGEMENT

Debtor has received a copy of, and has read, the foregoing Subordination Agreement. Debtor agrees to be bound by such agreement, and not to take any action that would breach or violate the terms thereof. Debtor consents to the execution, delivery, and performance of such agreement by Foothill and Junior Lender, and agrees that Debtor's obligations to Foothill and Junior Lender are not diminished by such agreement. Debtor acknowledges that it has no rights under the foregoing agreement and is not a third party beneficiary of such agreement.

Dated as of the date first set forth above:


                                   IMAGE ENTERTAINMENT, INC.,
                                   a California corporation




                                   By:_____________________________
                                   Name:
                                   Title:

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